Exhibit 10(i)(1)

                      American Electric Power Company, Inc.
                      Deferred Compensation and Stock Plan
                           For Non-Employee Directors
                            (As Amended June 1, 2000)

                                    Article 1
                                     Purpose

The purposes of this American Electric Power Company, Inc. Deferred Compensation and Stock Plan For Non-Employee Directors (the "Plan") are to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, to provide Non-Employee Directors with an opportunity to defer some or all of their Retainer as a means of saving for retirement or other purposes, to solidify the common interests of its Non-Employee Directors and shareholders by enhancing the equity interest of Non-Employee Directors in the Company, and to encourage the highest level of Non-Employee Director performance by providing such Non-Employee Directors with a proprietary interest in the Company's performance and progress by permitting Non-Employee Directors to receive all or a portion of their Retainer in Common Stock and/or to defer all or a portion of their Retainer in Stock Units.


                                    Article 2
                                 Effective Date

The Plan is subject to the approval of a majority of the holders of the Company's Common Stock entitled to vote thereon at the Annual Meeting of Shareholders to be held on April 23, 1997, or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. Subject to the receipt of such approval, the Plan shall be effective as of January 1, 1997.


                                    Article 3
                                   Definitions

Whenever used in the Plan, the following terms shall have the respective meanings set forth below:

3.1 "Account" means, with respect to each Participant, the Participant's separate individual account established and maintained for the exclusive purpose of accounting for the Participant's deferred Retainer which is accrued in terms of Stock Units.

3.2 "Beneficiary" means, with respect to each Participant, the recipient or recipients designated by the Participant who are, upon the Participant's death, entitled in accordance with the Plan's terms to receive the benefits to be paid with respect to the Participant.

3.3   "Board" means the Board of Directors of the Company.


3.4   "Committee" means the Committee on Directors of the Board.

3.5   "Common Stock" means the common stock, $6.50 par value, of the Company.

3.6 "Company" means American Electric Power Company, Inc., a New York corporation, and any successor thereto.

3.7   "Director" means an individual who is a member of the Board.

3.8 "Market Value" means the closing price of the Common Stock, as published in The Wall Street Journal report of the New York Stock Exchange - Composite Transactions on the date in question or, if the Common Stock shall not have been traded on such date or if the New York Stock Exchange is closed on such date, then the first day prior thereto on which the Common Stock was so traded.

3.9 "Non-Employee Director" means any person who serves on the Board and who is not an officer of the Company or employee of its Subsidiaries.

3.10 "Participant" means any Non-Employee Director who has made an election to receive all or a portion of such person's Retainer in shares of Common Stock and/or to defer payment of all or a portion of such Retainer in Stock Units.

3.11 "Retainer" means the designated annual cash retainer, currently paid quarterly, for Non-Employee Directors established from time to time by the Board as annual compensation for services rendered, exclusive of compensation for service as a member of any committee designated by the Board or in connection with any meeting of the Board or special assignment, and exclusive of reimbursements for expenses incurred in performance of service as a Director.

3.12 "Stock Unit" means a measure of value, expressed as a share of Common Stock, credited to a Participant under this Plan. No certificates shall be issued with respect to such Stock Units, but the Company shall maintain a bookkeeping Account in the name of the Participant to which the Stock Units shall relate.

3.13 "Subsidiary" means any corporation in which the Company owns directly or indirectly through its Subsidiaries, at least 50 percent of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least 50 percent of the combined equity thereof.

3.14 "Termination" means retirement from the Board or termination of services as a Director for any other reason.


                                    Article 4
                Election to Receive Common Stock for Retainer
                     and/or to Defer Retainer in Stock Units

4.1   Election

On or before December 31 of any year, for calendar years subsequent to 1997, a Non-Employee Director may elect, by filing with the Company an election, (a) to receive all or a specified portion of the Director's Retainer in shares of Common Stock and/or (b) to defer receipt of all or a specified portion of the Director's Retainer in Stock Units until the Director's Termination or for a period that results in payment commencing not later than five years thereafter as elected by the Participant. The election to defer payment beyond the Participant's Termination must be made at least one year prior to such Termination.

Notwithstanding the foregoing, a Non-Employee Director may choose to participate in the Plan beginning with the Retainer payable on June 30, 1997, by filing an election to so participate on or before March 31, 1997. A Non-Employee Director elected to fill a vacancy on the Company's Board and who was not a Director on the preceding December 31, or whose term of office did not begin until after that date, may file an election to receive Common Stock and/or to defer, for all or a specified portion of the Director's Retainer, commencing not less than three months after the date of the election.

4.2   Revocation of Election

An effective election pursuant to Section 4.1 may not be revoked or modified (except as otherwise stated herein) with respect to the Retainer payable for a calendar year or portion of a calendar year for which such election is effective. An effective election may be terminated or modified for any subsequent calendar year by the filing of an election, on or before December 31 of the preceding calendar year for which such modification or termination is to be effective.

4.3   Common Stock Election

When a Participant elects pursuant to Section 4.1 to receive all or a portion of the Participant's Retainer in shares of Common Stock, the number of whole shares to be distributed to the Participant, with any fractional shares to be paid in cash, as of the date the Retainer would otherwise have been payable to the Participant, shall be equal to the dollar amount of the Retainer which otherwise would have been payable to the Participant divided by the Market Value on such date.

4.4   Deferred Retainer Election

When a Participant elects pursuant to Section 4.1 to defer all or a portion of the Participant's Retainer in Stock Units, the number of whole and fractional Stock Units, computed to three decimal places, to be credited to the Participant's Account, on the date the deferred Retainer would otherwise have been payable to the Participant, shall be equal to the dollar amount of the deferred Retainer which otherwise would have been payable to the Participant divided by the Market Value on such date.


                                    Article 5
                            Dividends and Adjustments

5.1   Reinvestment of Dividends

On each dividend payment date with respect to the Common Stock, the Account of a Participant, with Stock Units held pursuant to Article 4, shall be credited with an additional number of whole and fractional Stock Units, computed to three decimal places, equal to the product of the dividend per share then payable, multiplied by the number of Stock Units then credited to such Account, divided by the Market Value on the dividend payment date.

5.2   Adjustments

The number of Stock  Units  credited  to a  Participant's  Account  pursuant  to
Article 4 shall be appropriately adjusted for any change in the Common Stock by reason of any merger, reclassification, consolidation, recapitalization, stock dividend, stock split or any similar change affecting the Common Stock.


                                    Article 6
                             Payment of Stock Units

6.1   Manner of Payment Upon Termination

In accordance with the Participant's election, filed with the Company, all Stock Units held in a Participant's Account shall be paid to the Participant either as
(a) a lump sum distribution within 10 days after the Participant's deferred distribution date, or (b) up to 10 annual installments commencing within 10 days after the Participant's deferred distribution date. This election shall be made at the same time the Participant makes a deferral election as provided in
Section 4.1. Payment may be made in cash, shares of Common Stock, or a combination of both as elected by the Participant. The election to be paid in cash or Common Stock must be filed with the Company at least 30 days prior to the payment date and, in the event an election is not made, payment will be made in cash.

6.2   Manner of Payment Upon Death

Notwithstanding the Participant's election, if a Participant dies while Stock Units are held in the Participant's Account, such Stock Units will be paid in a lump sum in cash within 90 days from the date of the Participant's death to the Beneficiary or the Participant's estate, as the case may be. Upon application by the Beneficiary or the legal representative for the Participant's estate, the lump sum payment may be deferred beyond 90 days for good cause if the Committee consents to such deferral.

6.3   Determination

Any cash payments of Stock Units shall be calculated on the basis of the average of the Market Value of the Common Stock for the last 20 trading days prior to the Participant's deferred distribution date, respective installment payment dates or the date of the Participant's death, as the case may be. Payment in Common Stock shall be at the rate of one share of Common Stock for each Stock Unit, with any fractional shares to be paid in cash.


                                    Article 7
                             Beneficiary Designation

Each Participant shall be entitled to designate a Beneficiary or Beneficiaries (which may be an entity other than a natural person) who, following the Participant's death, will be entitled to receive any payments to be made under
Section 6.2. At any time, and from time to time, any designation may be changed or cancelled by the Participant without the consent of any Beneficiary. Any designation, change, or cancellation must be by written notice filed with the Company and shall not be effective until received by the Company. Payment shall be made in accordance with the last unrevoked written designation of Beneficiary that has been signed by the Participant and delivered by the Participant to the Company prior to the Participant's death. If the Participant designates more than one Beneficiary, any payments under Section 6.2 to the Beneficiaries shall be made in equal shares unless the Participant has designated otherwise, in which case the payments shall be made in the proportions designated by the Participant. If no Beneficiary has been named by the Participant or if all Beneficiaries predecease the Participant, payment shall be made to the Participant's estate.


                                    Article 8
                          Transferability Restrictions

The Plan shall not in any manner be liable for, or subject to, the debts and liabilities of any Participant or Beneficiary. No payee may assign any payment due such party under the Plan. No benefits at any time payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment, levy, execution, or other legal or equitable process, or encumbrance of any kind.


                                    Article 9
                                 Funding Policy

The Company's obligations under the Plan shall be totally unfunded so that the Company or any Subsidiary is under merely a contractual duty to make payments when due under the Plan. The promise to pay shall not be represented by notes and shall not be secured in any way.


                                   Article 10
                                Change in Control

Notwithstanding any provision of this Plan to the contrary, if a "Change in Control" (as defined below) of the Company occurs, Stock Units held in a Participant's Account will be paid in a lump sum in cash, shares of Common Stock, or a combination of both, to the Participant, as elected by the Participant, not later than 15 days after the date of the Change in Control. For this purpose, the balance in the Account shall be determined by the higher of
(a) the average of the Market Value of the Common Stock for the last 20 trading days prior to such Change in Control or (b) if the Change in Control of the Company occurs as a result of a tender or exchange offer or consummation of a corporate transaction, then the highest price paid per share of Common Stock pursuant thereto. Any consideration other than cash forming a part or all of the consideration for the Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation price thereon determined by the Board.

In addition, the Company shall reimburse a Participant for the legal fees and expenses incurred if the Participant is required to seek to obtain or enforce any right to distribution. In the event that it is determined that such Participant is properly entitled to a cash distribution hereunder, such Participant shall also be entitled to interest thereon at the prime rate of interest as published in The Wall Street Journal plus two percent from the date such distribution should have been made to and including the date it is made. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article may not be amended by an amendment effected within three years following a Change in Control.

A "Change in Control" of the Company shall be deemed to have occurred if (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25 percent of the then outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, together with any new Directors whose election or nomination for election was approved by a vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or (c) the Company's shareholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75 percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
(d) the shareholders of the Company approve a plan of complete liquidation of the Company, or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of any event described in (a) or (c) above, if Directors who were a majority of the members of the Board prior to such event and who continue to serve as Directors after such event determine that the event shall not constitute a Change in Control.


                                   Article 11
                                 Administration

The Plan shall be administered by the Committee. The Committee shall have authority to interpret the Plan, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all Participants. The Committee may employ agents, attorneys, accountants, or other persons (who also may be employees of a Subsidiary) and allocate or delegate to them powers, rights,, and duties, all as the Committee may consider necessary or advisable to properly carry out the administration of the Plan.


                                   Article 12
                            Amendment and Termination

The Company, by resolution duly adopted by the Board, shall have the right, authority and power to alter, amend, modify, revoke, or terminate the Plan; except as provided in Article 10; and provided further, that no amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to any Stock Units held in such Participant's Account, unless the Participant shall consent thereto in writing.


                                   Article 13
                                  Miscellaneous

13.1  No Right to Continue as a Director

Nothing in this Plan shall be construed as conferring upon a Participant any right to continue as a member of the Board.

13.2  No Interest as a Shareholder

Stock Units do not give a Participant any rights whatsoever with respect to shares of Common Stock until such time and to such extent that payment of Stock Units is made in shares of Common Stock as requested by the Participant.

13.3  No Right to Corporate Assets

Nothing in this Plan shall be construed as giving the Participant, the Participant's designated Beneficiaries or any other person any equity or interest of any kind in the assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any Subsidiary and any person. As to any claim for payments due under the provisions of the Plan, a Participant, Beneficiary and any other persons having a claim for payments shall be unsecured creditors of the Company or any Subsidiary.

13.4  Payment to Legal Representative for Participant

In the event the Committee shall find that a Participant is unable to care for his or her affairs because of illness or accident, the Committee may direct that any payment due the Participant be paid to the Participant's duly appointed legal representative, and any such payment so made shall be a complete discharge of the liabilities of the Plan.

13.5  No Limit on Further Corporate Action

Nothing contained in the Plan shall be construed so as to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or any Subsidiary to be appropriate or in its best interest.

13.6  Governing Law

The Plan shall be construed and administered according to the laws of the State of New York to the extent that those laws are not preempted by the laws of the United States of America.

13.7  Headings

The headings of articles, sections, subsections, paragraphs or other parts of the Plan are for convenience of reference only and do not define, limit, construe, or otherwise affect its contents.